SECURITIES AND EXCHANGE COMMISSION

                        Washington, D. C.  20549

                                 FORM 8K

                              CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 17, 2003

         PITTSBURGH & WEST VIRGINIA RAILROAD
(Exact name of registrant as specified in its charter)

       Pennsylvania				    25-6002536
(State of organization)	 (I.R.S. Employer Identification No.)

#2 Port Amherst Drive, Charleston, WV	 25306-6699
 (Address of principal executive offices)	(Zip Code)


Registrant's telephone number, including area code (304) 926-1124

Item 1	CHANGES IN CONTROL OF REGISTRANT

	There were no changes in control of registrant.

Item 2	ACQUISITION OR DISPOSITION OF ASSETS

	There were no acquisition or disposition of assets.

Item 3	BANKRUPTCY OR RECEIVERSHIP

	There were no matters related to bankruptcy or receivership.

Item 4	CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

        The current audit firm, Gibbons & Kawash, declined to stand for re-election, effective March 17, 2003. The auditors' reports for the past two years were unqualified. During the two most recent audit engagements there were no disagreements with Gibbons & Kawash on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedure. No other reportable events regarding our relationship with Gibbons & Kawash were applicable for disclosure.

Item 5	OTHER EVENTS

	There were no other events requiring disclosure.

Item 6	RESIGNATION OF REGISTRANT'S DIRECTORS

	There were no resignations of any of the registrant's directors.

Item 7	FINANCIAL STATEMENTS AND EXHIBITS

        There are no required financial statements or exhibits to be filed as part of this report.

Item 8	CHANGE IN FISCAL YEAR

	There was no change in fiscal year.

Item 9	REGULATION FD DISCLOSURE

	There were no disclosures required pursuant Regulation FD.


SIGNATURES

	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


By:     /s/ Robert A. Hamstead
	Robert A. Hamstead
	Vice President and Secretary-Treasurer

	Date:  March 17, 2003
ATTACHMENT:

Gibbons
& Kawash
Certified Public Accountants                                      gandkcpas.com






                                                March 17, 2003


Securities and Exchange Commission
450 Fifth Street, NW
Washington, DC 20549

	We agree with the statements made by the registrant, Pittsburgh and West Virginia Railroad, in response to SEC Reg. 229.304. Item 304.

                                                Sincerely,




                                                  /s/  Gibbons and Kawash, CPAs




















300 Bank One Center 707 Virginia Street, East Charleston, WV 25301
Phone: 304-345-8400 Fax: 304-345-8451